UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PRUSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (date of earliest event reported): August 27, 2007
INTERPHASE CORPORATION
(Exact Name of Registrant as Specified in Its Charter)
Texas

(State or Other Jurisdiction of Incorporation)

0-13071	75-1549797

(Commission File Number)	(IRS Employer Identification No.)

2901 North Dallas Parkway, Suite 200, Plano, Texas	75093

(Address of Principal Executive Offices)	(Zip Code)
(214) 654-5000

(Registrant’s Telephone Number, Including Area Code)
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(C))

Item 1.01. Entry into a Material Definitive Agreement.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
     On August 27, 2007, Felix V. Diaz announced his retirement as Vice President of Engineering and Chief Technology Officer of Interphase Corporation (the “Company”). Mr. Diaz will continue to work in an advisory capacity through September 28, 2007. There was no disagreement or dispute between Mr. Diaz and the Company which led to his decision to retire.
     On August 28, 2007, Marc E. DeVinney accepted the position of Vice President of Engineering of the Company, effective August 31, 2007.
     Prior to accepting the position as Vice President of Engineering, Mr. DeVinney, who is 45 years old, spent 25 years with Alcatel, serving in various capacities. Most recently Mr. DeVinney served as Director, Mobile Solutions Circuit Core from 2005 to 2006 and as Program Manager, CTO Product Engineering from 2001 to 2005. Mr. DeVinney holds both a Bachelor’s Degree and a Master’s Degree in Electrical Engineering from Southern Methodist University, Dallas, Texas.
     In connection with Mr. DeVinney’s new position, the Company and Mr. DeVinney entered into an employment, confidentiality and non-competition agreement effective August 31, 2007. Under his employment agreement, Mr. DeVinney is entitled to an annual base salary of $170,000 and is eligible to receive an annual bonus based upon his annual bonus target established by the compensation committee of the Board of Directors. In addition, in accordance with his employment agreement, Mr. DeVinney received 10,000 shares of Restricted Stock under the Company’s long term incentive plan.
     Mr. DeVinney’s employment agreement permits the Company to terminate him without further compensation for “cause” as defined in the employment agreement, which includes death and disability. If the Company terminates Mr. DeVinney without cause or for non-renewal, Mr. DeVinney will receive six months severance pay at his base salary.
Item 9.01. Financial Statements and Exhibits
     (d) Exhibits
          Exhibit 10.1 — Employment, Confidentiality, and Non-Competition Agreement with Mr. Marc E. DeVinney
          Exhibit 99.1 — Press Release Dated August 29, 2007.
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Interphase Corporation
Date: August 31, 2007	By:	/s/ Thomas N. Tipton Jr.
Title: Chief Financial Officer,
Vice President of Finance and Treasurer

EXHIBIT INDEX

Exhibit 10.1	Employment, Confidentiality, and Non-Competition Agreement with Mr. Marc E. DeVinney (filed herewith)
Exhibit 99.1	Press Release dated August 29, 2007 (filed herewith)